SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  /X/

FILED BY A PARTY OTHER THAN THE REGISTRANT  / /

CHECK THE APPROPRIATE BOX:

/ /  PRELIMINARY PROXY STATEMENT

/X/  DEFINITIVE PROXY STATEMENT

/ /  DEFINITIVE ADDITIONAL MATERIALS

/ /  SOLICITING MATERIAL PURSUANT TO RULE 14a-11(c) OR RULE 14a-12

                                INRAD, INC.
________________________________________________________________________________
                (Name of Registrant as Specified in its Charter)


________________________________________________________________________________
        (Name of Person Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed
        pursuant to Exchange Act   Rule 0-11:

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration No.:

     3) Filing Party:

     4) Date Filed:

                                  INRAD, INC.

                               181 Legrand Avenue
                          Northvale, New Jersey 07647



                    Notice of Annual Meeting of Shareholders
                            to be Held June 20, 1996



NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of INRAD, Inc. (the "Company") will be held at the offices of Lowenstein, Sandler, Kohl, Fisher & Boylan, 65 Livingston Avenue, Roseland, New Jersey on Thursday, June 20, 1996 at 10:00 a.m. for the following purposes:

1. To elect five directors to serve until the next Annual Meeting of Shareholders.

2. To approve increasing the maximum number of shares which may be awarded under the Company's Key Employee Compensation Program from 70,000 to 500,000.

3. To consider and act upon other matters which may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 15, 1996, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present at the Annual Meeting, you are requested to complete and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible. Shareholders who are present at the meeting may revoke their proxies and vote in person. We hope you will attend.


                                           By Order of the Board of Directors


                                           Ronald Tassello, Secretary





Northvale, New Jersey
May 20, 1996

                                  INRAD, INC.

                                PROXY STATEMENT

The following statement is furnished in connection with the solicitation by the Board of Directors of INRAD, Inc., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the "Company"), of proxies to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of Lowenstein, Sandler, Kohl, Fisher & Boylan, 65 Livingston Avenue, Roseland, New Jersey on Thursday, June 20, 1996 at 10:00 a.m. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about May 20, 1996.

                          Shareowners Entitled to Vote

Only shareowners of record at the close of business on May 15, 1996, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 2,109,271 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), outstanding and entitled to vote at the meeting. Each share is entitled to one vote.

The presence in person or by proxy of owners of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of business at the Company's Annual Meeting. Assuming that a quorum is present, (A) the election of directors and (B) the proposal to increase the maximum number of shares which may be awarded under the Key Employee Compensation Program will require the affirmative vote of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast "for" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting. Owners of Common Stock are not entitled to cumulative voting in the election of directors.

                         Voting: Revocation of Proxies

A form of proxy is enclosed for use at the Annual Meeting if a shareowner is unable to attend in person. Each proxy may be revoked at any time before it is exercised by giving written notice to the secretary of the Meeting. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If no specification is given, the shares will be voted in favor of the Board's nominees for directors described in this Proxy Statement.

                             Costs of Solicitation

The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing. If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

                             Principal Shareholders

The following table presents certain information with respect to the security ownership of the directors of the Company and the security ownership of the only individuals or entities known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of March 1, 1996. The

Company has been advised that all individuals listed have the sole power to vote and dispose of the number of shares set opposite their names in the table.


                                                  Percent of
Name and Address              Number of shares  Common Stock (2)
- - ----------------------------------------------------------------

Warren Ruderman (1)              1,081,400          51.3
c/o INRAD, Inc.
181 Legrand Avenue
Northvale, NJ  07647

Clarex, Ltd.                     1,845,513 (3)      50.8
c/o Bank of Nova Scotia
  Trust Company Bahamas Ltd.
P.O. Box N1355
Nassau, Bahamas

Hoechst Celanese Corp.             300,000          14.2
Routes 202-206 North
Box 2500
Somerville, NJ  08876

William F. Nicklin                 203,089 (4)       9.3
33 Grand Avenue
Newburgh, NY  12550

Aaron Dean                          61,675 (5)       2.8
c/o INRAD, Inc.

Stanley A. Kitzinger                 4,800 (6)       0.2
c/o INRAD, Inc.

William Maxson                       3,162 (6)       0.1
c/o INRAD, Inc.

Donald H. Gately                    16,417 (7)       0.8
c/o INRAD, Inc.

Directors and Executive          1,177,229 (8)      52.2
  Officers as a group
  (8 persons)


(1) By virtue of his shareholdings, Warren Ruderman may be deemed to be a "parent" of the Company as that term is defined in the Rules and Regulations of the Securities Act of 1933, as amended.

(2) Percentage calculated based on each person's actual ownership plus the number of shares for that person subject to options, warrants or convertible notes exercisable or convertible within 60 days.

(3) Including 1,522,485 shares subject to options, warrants or convertible notes exercisable or convertible within 60 days.

(4) Including 72,562 shares subject to convertible notes convertible within 60 days.

(5)  Including 51,675 shares subject to warrants within 60 days.

(6)  Including 1,500 shares subject to options exercisable within 60 days.

(7)  Including 16,417 shares subject to warrants within 60 days.

(8)  Including 80,717 shares subject to options or warrants within 60 days.

                 Certain Relationships and Related Transactions


In 1993, the principal shareowner and President of the Company exchanged an unsecured demand note for a new promissory note maturing on December 31, 1996 in the amount of $566,049 (including $154,049 of accrued interest) and 494,400 shares of common stock. The new note bears interest at 7% and is unsecured. Interest expense related to the shareowner loan was approximately $72,000, $74,000 and $106,000 in 1995, 1994 and 1993, respectively.


Repayment of the shareowner loan has been subordinated to the prior repayment of the Company's indebtedness to Chemical Bank and to other secured indebtedness of the Company. The principal shareowner has guaranteed borrowings under the Company's existing credit facility with Chemical Bank. By mutual informal agreement, beginning with the quarter ended June 30, 1995, the Company has deferred interest payments to its principal shareowner. The payments are expected to be resumed in 1996 and are expected to include both the scheduled quarterly payment and any deferred payments. Although by its terms the indebtedness to the shareowner is due on December 31, 1996, it cannot be repaid until the Chemical Bank debt has been repaid in full. The shareowner has agreed not to demand payment prior to December 31, 1996.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

Five directors are to be elected to serve a term of one year and thereafter until their respective successors shall have been elected and shall have qualified. Unless a shareowner checks the box "withhold authority" on his proxy or indicates that his shares should not be voted for certain nominees, it is intended that the persons named in the proxy will vote for the persons listed in the table below to serve as directors. Discretionary authority is solicited to vote for the election of a substitute for any nominee who, for any reason, presently unknown, cannot be a candidate for election.

Nominees The following table sets forth the names and ages of the nominees for election to the Board of Directors, the principal occupation or employment of each nominee for the past five years, the principal business of the organization in which said occupation is or was carried on, the name or any other public corporation for which they served as Board members, and the period during which each nominee has served as a director of the Company.

                           Position with Company and Other Business                  Director
        Name and Age       Experience During Past Five Years                         Since
- - ----------------------     ----------------------------------------------------      --------
Warren Ruderman (76)       Chairman of the Board of Directors, President              1973
                           and Chief Executive Officer of the Company
                           (1973-Present)

Aaron Dean (35)            Vice President (1995-Present), M.D. Sass Associates        ---
                           (investment banking firm); Vice President (1990-1995)
                           Arnhold and S. Bleichroeder, Inc. (investment
                           banking firm); Director, INRAD Inc., (1994-1995)

Stanley A. Kitzinger (79)  Financial Consultant (1986-Present); Senior Vice           1984
                           President (1980-1986) of International Investors, Inc.
                           (mutual funds investment); Senior Vice President
                           (1980-1986) of Van Eck Management Corp. (invest-
                           ment management); Director (1988-1991) of Mutual
                           Series Fund, Inc. (mutual funds investment)

William B. Maxson (65)     Consultant (1989-Present); Vice President (1984- 1989)     1988
                           Air Force Programs, Cypress International
                           (marketing and business development firm); Officer,
                           United States Air Force (1952-1984), retiring with
                           rank of Major General in 1984

Donald H. Gately (77)      Management Consultant (1990-Present);                      1995
                           Chief Operating Officer, Datamax Corporation
                           (1994-1996)

                                       5


During 1995, three meetings of the Board of Directors were held. The Company pays a fee of $500 per meeting to non-employee directors. During 1995, each director, with the exception of Mr. Gately and Mr. Maxson, attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served.

The Board has established a Compensation Committee, consisting of Warren Ruderman, Donald Gately and Stanley Kitzinger, to administer the
Company's Key Employee Compensation Program. The Compensation Committee met once during 1995.

The Board has a standing Audit Committee whose members presently are Stanley A.
Kitzinger, William B. Maxson and Donald Gately. The Audit Committee reviews the independence, qualifications and activities of the Company's independent accountants. It meets privately with them as well as with management. The
Committee recommends to the Board the appointment of the independent accountants. This Committee did not meet during 1995.

The Board has no separate Nominating Committee. The entire Board selects management nominees for election as directors. While the Board will consider nominees recommended by stockholders, it has not established formal procedures for this purpose.

The directors serve one-year terms. Pursuant to agreements between the Company and Hoechst Celanese Corporation ("Hoechst"), Hoechst may designate a representative for nomination to the Company's Board of Directors; the Company has agreed to use its best efforts to have a designated representative elected to the Board of Directors. At the present time, Hoechst has not designated a representative to the Board.

Pursuant to an agreement between INRAD and Clarex, Ltd. ("Clarex"), the Company has agreed to use its best efforts to have two individuals selected by Clarex elected to the Board of Directors as long as any of the subordinated convertible notes are outstanding. Mr. Dean has been selected by Clarex as one representative; a second representative has not been designated by Clarex at the present time.

                               Executive Officers

The executive officers of the Company are Warren Ruderman, Maria Murray, Glenn
Nosti, and Ronald Tassello. For biographical information regarding Mr. Ruderman, see "Nominees." Maria Murray joined the Company in January 1989 as Manager,
Federal R&D Programs, and was appointed Vice President, Marketing and Sales in
1995. Prior to joining INRAD, she held positions in electrical design engineering in the laser and communication industries. She holds a B.S.E.E.
degree in Electrical Engineering from the University of Central Florida. Glenn
Nosti joined the Company as a Senior Sales Engineer in July 1990. He was subsequently appointed Vice President, Manufacturing in 1994. Prior to joining
INRAD, he held positions as Marketing Manager or National Sales Manager at companies within the laser optics industry. He received a B.S. in Business
Administration from East Carolina University and an M.B.A. in Marketing from
Fairleigh Dickinson University. Ronald Tassello joined the Company as Secretary and Controller in October 1989, and was appointed Vice President, Finance in 1990. Prior to that time, he was employed as Senior Manager in the Hackensack
Office of Price Waterhouse, an accounting and consulting firm. He held various positions with Price Waterhouse from 1983 to 1989. He received a B.B.A. from Pace University and is a Certified Public Accountant.

Each of the executive officers has been elected by the Board of Directors to serve as an officer of the Company until the next election of officers, as provided in the Company's by-laws.

                                       6



                             Executive Compensation

Summary of Cash and Other Compensation
- - --------------------------------------

The following table sets forth, for the years ended December 31, 1995, 1994 and 1993, the cash compensation paid by the Company and its subsidiaries, to or with respect to the Company's Chief Executive Officer, the only executive officer whose total annual salary and bonus exceeded $100,000, for services rendered in all capacities as an executive officer during such period:



Name and Current               Annual Compensation(A)   Long-Term       All Other
Principal Position    Year     Salary     Bonus        Compensation  Compensation ($)
- - -------------------------------------------------------------------------------------
Warren Ruderman,      1995    $130,000    none              none           none
President and Chief
Executive Officer     1994    $130,000    none              none           none

                      1993    $130,500    none              none           none

(A) During the periods covered, no Executive Officer received perquisites (i.e., personal benefits) in excess of the lesser of $50,000 or 10% of such individual's reported salary and bonus.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on the review of copies of reports and other information furnished to the Company, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent shareowners were complied with except as follows:


     In April 1996, Glenn Nosti, Ronald Tassello and Maria Murray, all executive officers of the Company, filed with the SEC Forms 3, 4 and 5 to report certain transactions, including the receipt of stock and granting of stock options to them, as required by Section 16(a). At the time of the filing of the respective forms for the aforementioned individuals, the forms were not filed on a timely basis.

                                  PROPOSAL TWO

               INCREASE THE NUMBER OF SHARES WHICH MAY BE AWARDED
                  UNDER THE KEY EMPLOYEE COMPENSATION PROGRAM

In 1991, the shareowners of the Company approved the Key Employee Compensation Program (the "Plan"). The purpose of the Plan is to provide to selected officers and other key employees of the Company and its subsidiaries, upon whose efforts the Company is largely dependent for the successful conduct of its business, additional incentive to enlarge their proprietary interest in the Company, to continue and increase their efforts on the Company's behalf, and to remain in the employ of the Company or its subsidiaries, and to attract and retain persons to serve as outside directors of the Company. The Plan provides the committee which administers the Plan (the "Committee") with the flexibility of granting either non-qualified or incentive stock options under certain parts of the Plan.

Subject to adjustment as provided in the Plan, the Plan presently provides that the total number of shares for which options may be granted and exercised shall be limited to 70,000 shares of the Company's Common Stock. The Board of Directors, certain of whose members are eligible to participate in certain parts of the Plan, believes that it is in the best interests of the Company and its shareowners to increase the maximum number of shares which may be awarded from 70,000 to 500,000 shares.

                            Description of the Plan

The full text of the Plan is set forth in Exhibit A to this Proxy Statement to which reference is made, and the following description of certain features of the Plan is qualified in its entirety by such reference.

The Plan provides for the granting of either incentive stock options ("I.S.O.'s") pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which are entitled to special tax benefits under the Code, or compensatory stock options ("C.S.O.'s") which are not entitled to special tax benefits under the Code, the granting of stock appreciation rights ("S.A.R.'s") either coupled with stock options ("Tandem Options") or S.A.R.'s which are not coupled with options ("Naked S.A.R.'s"), and the granting of shares of the Company's Common Stock, or cash in lieu thereof, upon achievement of goals to be specified by the Committee ("Performance Shares").

Effective Date and Expiration of the Plan. The Plan became effective in 1991 upon ratification and approval by the shareowners of the Company and will continue until August 31, 2000 unless discontinued at an earlier date by the Board of Directors. No option shall be granted after the expiration of the Plan.

Administration of Plan. The Plan shall be administered by a Committee to be appointed from time to time by the Company's Board of Directors, consisting of not less than two directors who are not eligible to receive options or other benefits under the Plan. The Committee currently consists of Warren Ruderman, Donald Gately and Stanley Kitzinger. The Committee may, from time to time, adopt such rules and regulations as it may deem proper.

Maximum Number of Shares Subject to the Plan. Subject to adjustment by reason of stock splits, stock dividends and similar capital adjustments, the Plan currently provides that options may be granted under the Plan covering up to a maximum of 70,000 shares of the Company's Common Stock. If the proposal is approved, the number of shares which may be awarded will be increased to 500,000. Shares covered by expired, lapsed or cancelled options under the Plan may again be made subject to an option.

Types of Option. Options granted under the Plan will, at the discretion of the Committee, be I.S.O.'s which meet all the requirements of Section 422 of the Code, or C.S.O.'s which do not meet all those requirements.

Stock Appreciation Rights. The Committee may grant S.A.R.'s either as Tandem Options or Naked S.A.R.'s. Tandem Options entitle the holder to receive from the Company an amount equal to the fair market value upon the surrender of the unexpired option, or a portion of the shares which the holder was entitled to purchase less the amount of the option exercise price. Naked S.A.R.'s entitle the holder to receive the excess of fair market value of those rights at the end of a designated period over the fair market value of those rights when they are granted. The amount shall be paid at the sole discretion of the Committee to the holder all in stock or cash or any combination of the two.

Performance Shares. The Committee may grant Performance Shares to full time employees. Performance Shares represent the right to receive shares of stock, or cash in lieu thereof, if that employee achieves certain objectives within a time period specified by the Committee.

Persons Eligible. Full time employees of the Company (52 at December 31, 1995) are eligible to receive I.S.O.'s, C.S.O.'s, S.A.R.'s and Performance Shares. Outside Directors are eligible to receive C.S.O.'s and S.A.R.'s, but not to receive I.S.O.'s or Performance Shares. Warren Ruderman is not eligible to receive any options or other benefits under the Plan.

The following table shows the benefits to be received by Dr. Ruderman and all other executive officers as a group:

                                          Number of Shares
Name                                       (all I.S.O.'s)        Exercise Price
- - ----                                       --------------        --------------

Warren Ruderman                                 0                   N/A
All executive officers as a group             75,000                $1.00
All employees other than executive officers     0                   N/A

On May 1, 1996, the market value of the Company's Common Stock was $0.50 per share.

Grants. At December 31, 1995, 127,500 options were outstanding under the Plan, including 75,000 options granted in December to key executive officers of the Company subject to approval by the Company's shareowners of the amendment to increase the maximum number of shares. The Company is seeking approval of the proposal to enable the Company to attract and retain such key executive officers whose services are vital to the Company. Since discretion for the grant of benefits under the Plan is vested in the Committee, the Company is unable at the present time, except as set forth above, to determine the identity or number of officers, other employees and directors who may be granted options, S.A.R.'s or Performance Shares under the Plan in the future.

Limitation on Amount of Grants. The number of options, S.A.R.'s and Performance Shares to be granted to any person is within the discretion of the Committee. However, the aggregate fair market value (determined as of the time the option is granted) of stock for which any officer or other key employee may be granted I.S.O.'s shall not, during the first calendar year in which such options are exercisable, exceed $100,000.

Exercise Price. The exercise price of an I.S.O. will be determined by the Committee and must be at least equal to the fair market value of the Common Stock at the time of the grant, except that any officer or other employee owning stock of the Company possessing more than 10% of the total combined voting power of the Company's stock may not be granted an I.S.O. unless, at the time the option is granted, the option price is at least 110% of the fair market value of the stock subject to the option and the option by its terms is not exercisable after the expiration of five years from the date the option is granted. The exercise price of a C.S.O. may be any price determined by the Committee including a price below fair market value at the time of the grant. In the case of a S.A.R., the grantee does not have to make a payment upon exercise but will be entitled to the excess of fair market value at a date specified in the grant over fair market value at the time of the grant.

Fair market value shall be the average of the high and low prices of the Company's Common Stock on NASDAQ on the day the option is granted. The option price under a replacement option shall not be less than the option price under the surrendered option but in no event less than the fair market value, in the case of an I.S.O., on the date of grant of the replacement option.

Payment of Purchase Price. The purchase price for all shares purchased upon exercise of an option shall be paid in: (a) cash, or (b) by transferring to the Company the number of shares of Common Stock having a fair market value on the date of the exercise equal to the option price, or (c) in a cash equivalent acceptable to the Committee whether or not the use of such cash equivalent was a common practice at the time of the approval of this Plan by the shareowners or
(d) by any combination of cash, stock and cash equivalent.

Payment of the option price with shares of the Company's Common Stock or cash equivalent enables optionees to exercise their options without a significant cash payment and, therefore, makes it easier for optionees to exercise their options. However, neither form of payment results in any increase in the compensation that an option provides because the shares or cash equivalent surrendered by an optionee must have a value equal to the option price. The following example is illustrative: Assume that an option covering 100 shares at an option price of $3 a share is exercised at a time when the market price is $6 a share. If the option is exercised for cash, the optionee pays $300 and receives shares worth $600, for a gain of $300. If the option is exercised for shares or cash equivalent, the optionee surrenders shares or cash equivalent valued at $300 and receives shares worth $600, also for a gain of $300.

Payment of the option price with shares of the Company's stock also permits the so-called "pyramiding" of shares. Pyramiding is a technique under which the optionee requests the Company to automatically apply the shares received upon the exercise of a portion of a stock option to satisfy the exercise price for additional portions of the option. The Securities and Exchange Commission has ruled that the practice of "pyramiding" in the exercise of stock options is a permitted transaction under Rule 16b-3, assuming various conditions of the rule are met. The effect of pyramiding is to allow an optionee to deliver a relatively small number of shares to exercise even the largest option. The use of pyramiding gives the optionee no more than the appreciation or "spread" inherent in the exercise of the option. For example, an option holder has a stock option under the Plan for 100 shares of Stock at an exercise price of $3 per share and wishes to exercise his entire option at a time when the Stock has a fair market value of $6 per share. The option holder could exercise his entire option by delivering 10 shares of Stock to the Company in payment of the exercise price of 20 shares of Stock under the Option; by the simultaneous delivery of those 20 shares in payment of the exercise price of 40 additional shares under the option; and by the additional simultaneous delivery of 20 of those shares in payment of the exercise price of the remaining 40 shares under the option. The option holder would have delivered 50 shares of Stock in payment of the exercise price of 100 shares of Stock under his option and, in net effect, would have received the $300 increase in value or spread (that is, the excess of the aggregate market value of the shares subject to the option over the aggregate exercise price of the option) he had earned under his option in the form of 50 shares of Stock having a fair market value of $300.

Option Period. There is a one year waiting period before either an I.S.O., a C.S.O. or a Tandem S.A.R. may be exercised. Twenty-five percent of the option may be exercised after 12 months, 50% after 24 months, 75% after 36 months and 100% after 48 months. However, neither an I.S.O., a C.S.O. nor a Tandem S.A.R. may be exercised more than ten years after the grant (except for an I.S.O. granted to a 10% shareowner which may not be exercised more than five years after the grant).

A Naked S.A.R. will be exercisable at a date specified by the Committee at the time of the grant, but shall not be less than six months nor more than five years after the grant. The period for determining an employee's entitlement to Performance Shares shall be determined by the Committee at the time of the grant, but shall not be less than one year nor more than five years after the grant.

Options and Tandem S.A.R.'s may be exercised for limited periods of time following death, disability or termination of employment. Naked S.A.R.'s will be deemed to have been exercised upon death or disability but will expire upon termination of employment. A Performance Share terminates automatically if an employee dies or terminates employment for any reason before the performance objective period ends. An optionees rights to exercise all installments shall be accelerated in the event of a sale, merger, reorganization or liquidation of the Company and all installments not exercised by the closing date of any such event shall terminate.

Duration of the Plan. Unless sooner terminated by the Board of Directors in its discretion, the Plan will terminate on August 31, 2000.

Modification. The Committee may amend, suspend or terminate the Plan but may not, without shareowner approval, increase the maximum number of shares subject to the Plan, change the minimum exercise price of I.S.O.'s, make S.A.R. payments in excess of the difference between the option price and the fair market value of the Company's Common Stock on the date the S.A.R. is exercised, or materially increase the cost of the Plan to the Company. The Committee may not alter or impair the rights of any employee under a grant made prior to amendment, suspension or termination of the Plan.

                       Federal Income Tax Consequences

Under present United States tax laws and regulations, the Company believes that the federal income tax consequences to employees of the Company who are citizens or residents of the United States as a result of the grant and exercise of stock options pursuant to the Plan will be as follows:

Grant of Options. The grant of an I.S.O. will not give rise to receipt of income for federal income tax purposes by the employee. The grant of a C.S.O. will not give rise to the receipt of income for federal income tax purposes by the employee, assuming the option has no ascertainable fair market value on the date of grant.

Exercise of Incentive Stock Options. The exercise of an I.S.O. will not give rise to the receipt of income for federal income tax purposes by the employee. If no disposition of the stock acquired upon exercise of an I.S.O. occurs until more than two years after the I.S.O. was granted and more than one year after the transfer of the stock to the optionee, any gain or loss realized will be treated as long term capital gain or loss.

The disposition of stock acquired upon the exercise of an I.S.O. within two years after the I.S.O. was granted or within one year after transfer of the stock to the optionee will be a disqualifying disposition, and the optionee will realize ordinary compensation income for federal income tax purposes in an amount equal of the lesser of: (a) the fair market value of the option stock on the date of exercise minus the exercise price, or (b) the amount realized on disposition of the stock minus the exercise price.

If the exercise of an I.S.O. is made by delivery of shares of Common Stock of the Company in payment of the option price, and such delivered shares were not acquired upon exercise of an I.S.O. or if so acquired are so delivered after expiration of the applicable holding period requirements of such I.S.O., the shares delivered are deemed to be exchanged in a tax-free transaction for the equivalent number of new shares of Common Stock. Such equivalent number of new shares of Common Stock have the same basis and holding period as the shares of Common Stock exchanged. The number of shares of Common Stock received in excess of the number of shares delivered are deemed to be received in a tax-free transaction and have a zero basis. If shares so acquired are sold after more than two years after the I.S.O. was granted and more than one year after the transfer of the shares to the optionee, then the gain or loss realized upon the sale will constitute long-term capital gain or loss. The exercise of an I.S.O. by delivery of shares of Common Stock acquired upon the exercise of another I.S.O. prior to the expiration of the holding period requirement applicable to such other I.S.O. will be deemed to be a taxable exchange and a disqualifying disposition of the I.S.O. so delivered; but the stock so purchased should still be entitled to I.S.O. treatment as described above if the applicable holding period requirements are met.

The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as an employee is required to recognize ordinary compensation income as described above.

Upon exercise of an I.S.O., the excess of the fair market value of the stock acquired over the option price will be an "item of adjustment" to the optionee (measured at the later of the time the option is exercised or the time the stock received upon the exercise of the option is no longer subject to a substantial risk of forfeiture) which may be subject to an "alternative minimum tax" under the Code. There will be no "item of tax adjustment," however, if the stock received upon exercise of the I.S.O. is disposed of in the same taxable year in which the I.S.O. is exercised.

Exercise of Compensatory Options. The exercise of a C.S.O. by delivery of cash or shares of Common Stock of the Company in payment of the option price will give rise to the receipt by the employee of ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock acquired through the exercise of the option on the date of exercise over the option price for such shares.

If the exercise of a C.S.O. is made by delivery of shares of Common Stock of the Company in payment of the option price, the shares delivered are deemed to be exchanged in a tax-free transaction for the equivalent number of new shares of Common Stock.

Such equivalent number of new shares of Common Stock have the same basis and holding period as the shares of Common Stock exchanged. The number of shares of Common Stock received in excess of the number of shares delivered are included in the optionee's income as ordinary compensation income at the fair market value thereof at the time of exercise and have a basis equal to such fair market value. If either (a) the excess shares of Common Stock which have been acquired through the exercise of an option by delivery of Common Stock and included in the optionee's income as ordinary compensation income are sold, or (b) shares of Common Stock acquired through the exercise of an option for cash are sold, then in either case the gain or loss arising from such sale, based on the difference between the amount realized upon such sale and the fair market value of such shares of Common Stock on the date compensation is realized, will constitute capital gain or loss.

The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as an employee is required to recognize ordinary compensation income as described above.

Stock Appreciation Right ("S.A.R."). Neither the holder of a Tandem Option nor the holder of a Naked S.A.R. will be deemed to receive any income at the time a S.A.R. is granted. When any part of a S.A.R. is exercised, the optionee will be deemed to have received ordinary income on the exercise date in an amount equal to the sum of the fair market value of shares and cash received. The Company will be entitled to a corporate income tax deduction in an equal amount. Any capital gains realized upon the sale of such shares will be subject to the same provisions as capital gains realized upon the sale of non-qualified stock options. Income recognized by an optionee upon the exercise of a S.A.R. will be subject to federal withholding taxes.

Performance Shares. Receipt of an award under the Performance Share Plan will not be considered the receipt of gross income for federal income tax purposes at the time of the award, unless the recipient affirmatively elects to include the fair market value of the shares at the date of the award in his gross income for the year of the award. In the absence of such an election, a recipient's, gross income in the year the restrictions terminate will include the fair market value of the shares awarded at the date of the termination of the restrictions. The Company will be entitled to a tax deduction at the same time and in the same amount as the gross income which the recipient is considered to have received pursuant to an award. If no election is made, the Company will also be entitled to a tax deduction for any dividends paid to the recipient during the period that the shares awarded remain restricted and such dividends will be taxed as compensation, rather than dividends, to the recipient. The holding period for shares of stock awarded for purposes of characterizing gain or loss on the sale of any shares as long or short-term commences at the time the employee is considered to have received gross income pursuant to an award. An employee's tax basis for shares of stock acquired will be equal to the amount included in his gross income, which, if no election is made, will be the fair market value of the shares at the date the restrictions terminate.

THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE HOLDERS OF COMMON STOCK IS REQUIRED TO APPROVE THE ADOPTION OF THE PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO INCREASE THE MAXIMUM NUMBER OF SHARES WHICH MAY BE AWARDED UNDER THE PLAN.

WARREN RUDERMAN, WHO OWNS 51.3% OF THE COMMON STOCK, INTENDS TO VOTE FOR THE PROPOSAL.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Price Waterhouse LLP, independent accountants, has been selected by the Board of Directors to examine and report on the financial statements of the Company for the fiscal year ending December 31, 1996. A representative of that firm is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he so desires. The representative is expected to be available to respond to appropriate questions from shareholders.

                                 OTHER MATTERS

At the time this Proxy Statement was mailed to shareholders, management was not aware that any other matter will be presented for action at the Annual Meeting. If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgement of the persons voting them.

                NOTICE REGARDING FILING OF SHAREOWNER PROPOSALS
                             AT 1997 ANNUAL MEETING

As a result of regulations issued by the Securities and Exchange Commission, all shareowner proposals for the 1997 Annual Meeting must be received by the Company by February 22, 1997.





                                      By Order of the Board of Directors



                                      Ronald Tassello, Secretary




Dated:    May 20, 1996



- - --------------------------------------------------------------------------------

A copy of the Company's annual report for the fiscal year ended December 31, 1995, including consolidated financial statements, accompanies this Proxy Statement. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

                                                                       EXHIBIT A
                                  INRAD, INC.

                       KEY EMPLOYEE COMPENSATION PROGRAM

     A. Purposes. This Inrad, Inc. Key Employee Compensation Program ("Program") is intended to secure for Inrad, Inc. (the "Corporation"), its direct and indirect subsidiaries (the "Subsidiaries") and its shareowners, the benefits arising from ownership of the Corporation's common stock, $.01 par value per share ("Common Stock"), by those selected directors, officers and other key employees of the Corporation and the Subsidiaries who are most responsible for future growth. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Corporation and the Subsidiaries and to provide key employees with an additional incentive to contribute to the success of the Corporation and the Subsidiaries.

     B. Elements of the Program. In order to maintain flexibility in the award of stock benefits, the Program is comprised of four parts. The first part is the Incentive Stock Option Plan ("Incentive Plan"). The second part is the Compensatory Stock Option Plan ("Compensatory Plan"). The third part is the Stock Appreciation Rights Plan ("S.A.R. Plan"). The fourth part is the Performance Plan ("Performance Plan"). Copies of the Incentive Plan, Compensatory Plan, S.A.R. Plan and Performance Plan are attached hereto as Part I, Part II, Part III and Part IV, respectively, and are collectively referred to herein as the "Plans." The grant of an option, appreciation right or performance share under one of the Plans shall not be construed to prohibit the grant of an option, appreciation right or performance share under any of the other Plans.

     C. Applicability of General Provisions. All Plans shall include the General Provisions except that the specific provision of any Plan shall take precedence over any General Provision which is inconsistent with the specific provision.

                               GENERAL PROVISIONS

     Section 1. Administration. The Program shall be administered by a committee appointed by the Board of Directors of the Corporation and composed solely of members of the Board (at least two in number) who have not, during the twelve months preceding their election to such committee, being granted any options or performance shares under the Program or any equity securities pursuant to any other plan of the Company or its affiliates. The committee, when acting to administer the Program, is referred to as the "Program Administrators." Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators. No Program Administrator or member of the Board of Directors of the Corporation shall be liable for any action or determination made in good faith with respect to the Program or with respect to any option, stock appreciation right or performance share granted thereunder.

     Section 2. Authority of Program Administrators. Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority in their absolute discretion:
(a) to construe and interpret the Program; (b) to define the terms used herein;
(c) to prescribe, amend and rescind rules and regulations relating to the Program; (d) to determine the employees of the Corporation and the Subsidiaries to whom options, appreciation rights and performance shares shall be granted under the Program; (e) to determine the time or times at which options, appreciation rights and performance shares shall be granted under the Program;
(f) to determine the number of shares subject to any option or stock appreciation right under the Program and the number of shares to be awarded as performance shares under the Program as well as the option price, and the duration of each option, appreciation right and performance shares, and any other terms and conditions of options, appreciation rights and performance shares; and (g) to make any other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program. All decisions, determinations and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program and on their legal representatives, heirs and beneficiaries.

     Section 3. Maximum Number of Shares Subject to the Program. The maximum aggregate number of shares of Common Stock available pursuant to the Plans, subject to adjustment as provided in Section 6 of the General Provisions, shall be 500,000 shares of Common Stock. All such shares may be issued under the Incentive Plan or any other Plan which is part of the Program. If any of the options or stock appreciation rights granted under the Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options and/or stock appreciation rights shall again be available for the purposes of the Program. If the performance objectives associated with the grant of any performance share(s) are not achieved within the specified performance period or if the performance share grant terminates for any reason before the performance objective date arrives, the shares of Common Stock associated with such performance shares shall again be available for the purposes of the Program.

     Section 4. Eligibility and Participation. Only regular full-time employees of the Corporation and the Subsidiaries, including officers whether or not directors of the Corporation or the Subsidiaries, shall be eligible for selection by the Program Administrators to participate in any one or more of the Plans. Directors who are not full-time employees of the Corporation or the Subsidiaries shall not be eligible to participate in Plans I and IV but shall be eligible to participate in Plans II and III. Warren Ruderman is not eligible to participate in the Program. In no event may any Program Administrator be granted an option, stock appreciation fight or performance share under the Program while such person is serving as a Program Administrator.

     Section 5. Effective Date and Term of Program. The Program shall become effective upon its adoption by the Board of Directors of the Corporation and subsequent approval of the Program by a majority of the total votes eligible to be cast at a meeting of shareowners of the Corporation, which vote shall be taken within 12 months of adoption of the Program by the Corporation's Board of Directors, provided, however, that options, appreciation rights and performance shares may be granted under the Program prior to obtaining shareowner approval of the Program so long as such options or appreciation rights or performance shares are contingent upon such shareowner approval being obtained and may not be exercised prior to such approval. The Program shall continue in effect until August 31, 2000 unless sooner terminated by the Board of Directors of the Corporation.

     Section 6. Adjustments. If the shares of Common Stock of the Corporation as a whole are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options, appreciation rights and performance shares may be granted or have been granted under the Program. A corresponding adjustment changing the number or kind of shares allocated to unexercised options, appreciation rights, performance shares or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options and appreciation rights shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option or appreciation right but with a corresponding adjustment in the price for each share or other unit of any security covered by the option or appreciation right. In making any adjustment pursuant to this Section 6, any fractional shares shall be disregarded.

     Section 7. Termination and Amendment of Program. No options, appreciation rights or performance shares shall be granted under the Program after the termination of the Program. Subject to the limitation contained in Section 8 of the General Provisions, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the option, appreciation right, and performance share agreements to be used hereunder; provided that no amendment or revision shall, without approval of the shareowners of the Corporation, (a) increase the maximum aggregate number of shares that may be sold or distributed pursuant to options, appreciation rights or performance shares granted under the Program, except as permitted under
Section 6 of the General Provisions; (b) change the minimum purchase price for shares under Section 4 of Plan I; or (c) materially increase the cost of the Program to the Corporation.

     Section 8. Prior Rights and Obligations. No amendment, suspension or termination of the Program shall, without the consent of the employee who has received an option, appreciation right or performance share, alter or impair any of that employee's fights or obligations under any option, appreciation right or performance share granted under the Program prior to such amendment, suspension or termination.


     Section 9. Privileges of Stock Ownership. Notwithstanding the exercise of any options granted pursuant to the terms of the Program or the achievement of any performance objective specified in any performance share granted pursuant to the terms of the Program, no employee shall have any of the rights or privileges of a shareowner of the Corporation in respect of any shares of stock issuable upon the exercise of his or her option or achievement of his or her performance goal until certificates representing the shares have been issued and delivered. No adjustment shall be made for dividends or any other distributions for which the record date is prior to the date on which any stock certificate is issued pursuant to this Program.

     Section 10. Compliance With Securities Laws. Neither Shares of Common Stock nor any interests therein shall be issued pursuant to any Plan unless the issuance and delivery of those shares or rights shall comply with all relevant provisions of state and federal law including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. The Program Administrators may also require any person to whom Shares or interests therein have been granted to furnish evidence satisfactory to the Corporation, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the shares or Interests are being acquired without any present Intention to sell or distribute the shares or interests in violation of any state or federal law, rule or regulation. Further, each person receiving those shares or interests shall consent to the imposition of a legend on any certificate evidencing those shares or interests restricting their transferability as required by law or by this Section.

     Section 11. Reservation of Shares of Common Stock. The Corporation, during the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.

     Section 12. Tax Withholding. The exercise of any option, appreciation right or performance share granted under the Program is subject to the condition that if at any time the Corporation shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in any connection with, such exercise or the delivery or purchase of shares pursuant thereto; then, in such event, the exercise of the option, appreciation fight or performance share shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation.

     Section 13. Employment. Nothing in the Program or in any option, stock appreciation right, or performance share award shall confer upon any eligible director, officer or employee any right to continued employment (by the Corporation or the Subsidiaries) or limit in any way the right of the Corporation or the Subsidiaries at any time to terminate or after the terms of that employment. Each person who is also an employee, if requested by the Program Administrators, must agree in writing as a condition of acquiring rights under any Plan and as a condition of continued employment, that he or she will remain in the employ of the Corporation or the Subsidiaries (or a corporation or a parent or subsidiary of such corporation issuing or assuming such rights in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended ("Code") applies) following the date of the granting of those rights for a period specified by the Program Administrators, which period shall in no event exceed three years and that he or she will not compete with the Corporation during the period of his or her employ and for a period thereafter (not to exceed two years) to be determined by the Program Administrators.

     Section 14. Rights Not Transferable. No rights granted pursuant to any Plan or Plans may be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or the rules thereunder. Except as otherwise provided in the immediately preceding sentence, rights granted pursuant to the Program may be exercised during the lifetime of the grantee of those rights only by that grantee.

     Section 15. Restrictions on Transferability of Stock. No Shares of Stock issued upon exercise of options or pursuant to Plan IV may be transferred without registration under applicable securities laws unless, in the opinion of counsel for the Corporation, such registration is not then required. The Program Administrators may require any such potential recipient of Stock to execute an agreement giving the Corporation a right of first refusal to purchase shares of Stock which the potential recipient desires to sell.

     Section 16. Notice. Any notice to be given under any Plan shall be in writing and may be hand delivered or sent by certified mall, return receipt requested or by courier. If the notice is addressed to the Corporation, it shall be sent to the attention of the President.

                                     PLAN I

                                  INRAD, INC.

                          INCENTIVE STOCK OPTION PLAN

     Section 1. Purpose. The purpose of this Inrad, Inc. incentive Stock Option Plan ("Incentive Plan") is to promote the growth and general prosperity of the Corporation and the Subsidiaries by permitting the Corporation to grant options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for positions of responsibility with the Corporation and the Subsidiaries, and to provide key employees with an additional incentive to contribute to the success of the Corporation and the Subsidiaries. The Corporation intends that options granted pursuant to the provisions of the Incentive Plan will qualify and will be identified as "incentive stock options" within the meaning of Section 422 of the Code. This Incentive Plan is Part I of the Corporation's Employee Compensation Program ("Program").

     Section 2. Option Terms and Conditions. The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrators shall, in their discretion, determine, as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

     Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Incentive Plan expire later than ten years from the date on which the option is granted. Notwithstanding the foregoing, any employee who owns more than 10% of the combined voting power of all classes of stock of the Corporation, or of the Subsidiaries, must exercise any options granted under this Incentive Plan within five years from the date of grant. In addition, each option shall be subject to early termination as provided in the Incentive Plan.

     Section 4. Purchase Price. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than the fair market value of the shares at the time of the grant of the option; except that for any employee who owns more than 10% of the combined voting power of all classes of stock of the Corporation, or of the Subsidiaries, the purchase price shall not be less than 110% of fair market value. If, on the grant date, the Common Stock is listed on a stock exchange or quoted on the automated quotation system of NASDAQ, fair market value shall be the average of the high and low prices of the Common Stock on such date. If no such prices are available or the Common Stock is not so listed or quoted on such date, then fair market value shall be determined by the Program Administrators on the basis of such factors as they deem appropriate. It is understood, however, that in such instance, in the absence of circumstances which, considered as part of a good faith determination, would require a different conclusion, fair market value shall equal the book value of one share of Common Stock as shown on the most recent financial statement of the Corporation.

     Section 5. Maximum Amount of Options in Any Calendar Year. The aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options, as defined in Code
Section 422(b), are exercisable for the first time by any employee during any calendar year (under the terms of this plan and all such plans of the Corporation and the Subsidiaries) shall not exceed $100,000.

     Section 6. Exercise of Options. Unless otherwise provided by the Program Administrators at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to Section 6 of this Incentive Plan or otherwise by the Program Administrators with respect to any one or more previously granted options, options may only be exercised to the following extent during the following periods:

                                   Cumulative Percentage
                                     of Shares Covered
                                     by Option Which May
Period                                  be Purchased

First 12 months after grant ...............0
First 24 months after grant ..............25%
First 36 months after grant ..............50% *
First 48 months after grant ..............75% *
Beyond 48 months after grant ............100% *
- - --------------
* Less amounts exercised in prior periods.

No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Corporation or by shares of Common Stock or a cash equivalent, if permitted by the Program Administrators, or, if permitted by the Program Administrators, by a combination of cash, check, shares of Common Stock and a cash equivalent, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators in accordance with Section 4 of this Incentive Plan.

     Section 7. Acceleration of Right of Exercise of Installments. Notwithstanding the first sentence of Section 6 of this Incentive Plan, in the event that the Corporation or its shareowners enter into an agreement to dispose of all or substantially all of the assets or stock of the Corporation by means of a sale, merger or other reorganization, liquidation or otherwise ("Sale Agreement"), any option granted pursuant to the terms of the Incentive Plan shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Corporation and ending when the disposition of assets or stock contemplated by that agreement is consummated (the "Closing Date") or the option is otherwise terminated in accordance with its provisions or the provisions of this Incentive Plan, whichever occurs first; provided, however, that no option shall be immediately exercisable under this Section 7 on account of any agreement to dispose of all or substantially all of the assets or stock of the Corporation by means of a sale, merger or other reorganization, liquidation or otherwise where the shareowners of the Corporation immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Corporation or some other entity, immediately after the consummation of the transaction. Unless otherwise provided by the Board of Directors of the Corporation at the time any such Sale Agreement is executed, all options granted pursuant to this Incentive Plan which have not been exercised on or before the Closing Date shall terminate on the Closing Date. In the event the transaction contemplated by a Sales Agreement is not consummated, but rather is terminated, cancelled or expires, the options granted pursuant to the Incentive Plan shall thereafter be treated as if the Sales Agreement had never been entered into.

     Section 8. Written Notice Required. Any option granted pursuant to the terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Corporation at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Corporation.

     Section 9. Option Rights Upon Termination of Employment. If an Optionee ceases to be employed by the Corporation and the Subsidiaries (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), for any reason other than death or disability, his or her option shall immediately terminate; provided, however, that the Program Administrators may, in their discretion, allow such option to be exercised (to the extent exercisable on the date of termination of employment) at any time within three months after the date of termination of employment, unless the option grant provides for earlier termination.

     Section 10. Option Rights Upon Disability. If an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Corporation or the Subsidiaries (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which
Section 424(a) of the Code applies), the option may be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless the option grant provides for earlier termination.

     Section 11. Option Rights Upon Death of Optionee. If an Optionee dies while employed by the Corporation or the Subsidiaries (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), his or her option shall expire one year after the date of death unless by its terms it expires sooner. During that one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

                                    PLAN II

                                  INRAD, INC.

                         COMPENSATORY STOCK OPTION PLAN

     Section 1. Purpose. The purpose of this Inrad, Inc. Compensatory Stock Option Plan ("Compensatory Plan") is to permit the Corporation to grant options to purchase shares of its Common Stock to selected key employees and outside directors of the Corporation and the Subsidiaries. The Compensatory Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Corporation and the Subsidiaries and to provide key employees with an additional incentive to contribute to the success of the Corporation and the Subsidiaries. Any option granted pursuant to this Compensatory Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422(b) of the Code. This Compensatory Plan is Part II of the Program.

     Section 2. Option Terms and Conditions. The terms and conditions of options granted under this Compensatory Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all options granted under this Compensatory Plan satisfy the requirements of this Compensatory Plan.

     Section 3. Duration of Options. Each option and all rights thereunder granted pursuant to the terms of this Compensatory Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Compensatory Plan expire later than ten years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in this Compensatory Plan.

     Section 4. Purchase Price. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall be determined by the Program Administrators.

     Section 5. Exercise of Options. Unless otherwise provided by the Program Administrators at the time of grant or unless the installment provisions set forth herein are subsequently accelerated pursuant to Section 6 of this Compensatory Plan or otherwise by the Program Administrators with respect to any one or more previously granted options, options may only be exercised to the following extent during the following periods:

                              Cumulative Percentage
                              of Shares Covered
                               by Option Which May
Period                           be Purchased
- - -----                          ----------------
First 12 months after grant .............0
First 24 months after grant ............25%
First 36 months after grant ............50% *
First 48 months after grant ............75% *
Beyond 48 months after grant ..........100% *
- - --------------
* Less amounts exercised in prior periods.

No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Corporation or by shares of Common Stock or a cash equivalent, if permitted by the Program Administrators, or, if permitted by the Program Administrators, by a combination of cash, check, shares of Common Stock and a cash equivalent, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators in accordance with Section 4 of the Incentive Plan.

     Section 6. Acceleration of Right of Exercise of Installments. Notwithstanding the first sentence of Section 5 of this Compensatory Plan, in the event that the Corporation or its shareowners enter into an agreement to dispose of all or substantially all of the assets or stock of the Corporation by means of a sale, merger, or other reorganization, liquidation, or otherwise ("Sale Agreement"), any option granted pursuant to the terms of this Compensatory Plan shall become immediately exercisable with respect to the full number of shares subject to that option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Corporation and ending when the disposition of assets or stock contemplated by that agreement is consummated (the "Closing Date"), or the option is otherwise terminated in accordance with its provisions or the provisions of this Compensatory Plan, whichever occurs first; provided, however, that no option shall be immediately exercisable under this Section 6 on account of any agreement to dispose of all or substantially all of the assets or stock of the Corporation by means of a sale, merger or other reorganization, liquidation or otherwise where the shareowners of the Corporation immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Corporation or some other entity, immediately after the consummation of the transaction. Unless otherwise provided by the Board of Directors of the Corporation at the time any such Sale Agreement is executed, all options granted pursuant to this Compensatory Plan which have not been exercised on or before the Closing Date shall terminate on the Closing Date. In the event the transaction contemplated by a Sales Agreement is not consummated, but rather is terminated, cancelled or expires, the options granted pursuant to this Compensatory Plan shall thereafter be treated as if the Sale Agreement had never been entered into.

     Section 7. Written Notice Required. Any option granted pursuant to the terms of this Compensatory Plan shall be exercised when written notice of that exercise has been given to the Corporation at its principal office by the persons entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Corporation.

     Section 8. Option Rights Upon Termination Of Employment. If any Optionee under this Compensatory Plan ceases to be employed by the Corporation and the Subsidiaries (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies), for any reason other than disability or death, his or her option shall immediately terminate, provided, however, that the Program Administrators may, in their discretion, allow such option to be exercised (to the extent exercisable on the date of termination) at any time within three months after the date of termination of employment, unless either the option or this Compensatory Plan otherwise provides for earlier termination.

     Section 9. Option Rights Upon Disability. If an Optionee becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Corporation or the Subsidiaries (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which section 424(a) of the Code applies), the option may be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or this Compensatory Plan otherwise provide for earlier termination.

     Section 10. Option Rights Upon Death of 0ptionee. If an Optionee dies while employed by the Corporation or the Subsidiaries (or a corporation or a parent or subsidiary of such corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies), his or her option shall expire one year after the date of death unless by its terms or the terms of this Compensatory Plan it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

                                    PLAN III

                                  INRAD, INC.

                         STOCK APPRECIATION RIGHTS PLAN

     Section 1. Purpose. The purpose of this Inrad, Inc. Stock Appreciation Rights Plan ("S.A.R. Plan") is to permit the Corporation to grant stock appreciation rights for its Common Stock to key employees and outside directors of the Corporation and the Subsidiaries. The S.A.R. Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Corporation and the Subsidiaries and to provide key employees with an additional incentive to contribute to the success of the Corporation and the Subsidiaries. This S.A.R. Plan is Part III of the Corporation's Key Employee Compensation Program ("Program").

     Section 2. Terms and Conditions. The Program Administrators may, but shall not be obligated to, authorize the Corporation to accept on such terms and conditions as they deem appropriate in each case, the surrender by the recipient of a stock option granted under the Incentive Plan or the Compensatory Plan of the right to exercise that option, or portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the fair market value (determined as provided in Section 4 of the Incentive Plan) of the shares of Common Stock subject to such option, or portion thereof, surrendered, over the option price of such shares which shall equal the fair market value of those shares on the date such S.A.R. is granted. Such payment, at the discretion of the Program Administrators, may be made in shares of Common Stock valued at the then fair market value thereof (determined as provided in Section 4 of the Incentive Plan) or in cash or cash equivalents, or partly in cash or cash equivalents, and partly in shares of Common Stock. The Program Administrators may, but shall not be obligated to, authorize naked stock appreciation rights (i.e., rights not granted in tandem with options) in accordance with Section 4 hereof.

Section 3. Tandem Stock Option-Stock
Appreciation Right. Whenever an option authorized pursuant to the Incentive Plan or the Compensatory Plan and a S.A.R. authorized hereunder are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

     (a) The S.A.R. will expire no later than the expiration of the underlying stock option;

     (b) the S.A.R. shall be for no more than the difference between the exercise price of the underlying option and the fair market value of the stock subject to the underlying option (determined in accordance with Section 4 of the Incentive Plan) as of the date of the most recently prepared financial statement of the Corporation prior to the date that the S.A.R. is exercised;

     (c) the S.A.R. shall be transferable only when the underlying stock option is transferable and under the same conditions; and

     (d) the S.A.R. may be exercised only when the underlying stock option is eligible to be exercised.

     (e) Upon the exercise of the S.A.R., the number of shares of Common Stock available under the stock option to which it relates shall decrease by a number equal to the number of shares for which the right was exercised. Upon the exercise of a stock option, any S.A.R. related to shares of Stock issued upon exercise of that option shall terminate.

     Section 4. Naked Stock Appreciation Right. The Program Administrators may provide that any stock appreciation right granted pursuant to this Section 7 shall be a naked stock appreciation right ("Naked S.A.R.s"), in which event:

          (a) Participants shall be awarded Naked S.A.R.'s for a period of up to five years or such shorter period which shall not be less than six months, as may be determined by the Program Administrators. Such designated period may vary as among participants and as among awards to a participant. At the end of such designated period with respect to a participant, such participant shall receive an amount equal to the appreciation in fair market value of his or her Naked S.A.R.'s as determined in paragraph "b" of this Section 4 (the "Rights Award"). The Rights Award shall be payable in cash or in shares of Common Stock, or any combination of the two as may be determined by the Program Administrators. A participant may receive as many awards of Naked S.A.R.'s at various times as may be determined to be appropriate by the Program Administrators.

          (b) For purposes of determining the amount of a Rights Award, the Program Administrators shall determine the fair market value of Naked S.A.R.'s held by such participant at the end of the designated period for which such Naked S.A.R.'s have been held ("Valuation Period") and subtract therefrom the fair market value of the same Naked

     S.A.R.'s on the date awarded to such participant. The fair market value of one Naked S.A.R. on a valuation date for purposes of the S.A.R. Plan shall be determined by the Program Administrators in the same manner as the fair market value of one share of Common Stock is to be determined pursuant to
     Section 4 of the Incentive Plan. The fair market value of Naked S.A.R.'s held by a participant on a valuation date shall be determined by multiplying the number of Naked S.A.R.'s held by such participant by the fair market value of one Naked S.A.R. on such valuation date. The measurement of appreciation shall be made separately with respect to each separate award of Naked S.A.R.'s.

          (c) The Naked S.A.R.'s shall be used solely as a device for the measurement and determination of the amount to be paid to participants as provided in this S.A.R. Plan. The Naked S.A.R.'s shall not constitute or be treated as property or as a trust fund of any kind. All amounts at any time attributable to the Naked S.A.R.'s shall be and remain the sole property of the Corporation and the participants' rights hereunder are limited to the right to receive cash and shares of Common Stock as herein provided.

          (d) Notwithstanding the first sentence of paragraph (a) of this
     Section 4, in the event that the Corporation or its shareowners enter into an agreement to dispose of all or substantially all of the assets or stock of the Corporation by means of a sale, merger or other reorganization, liquidation or otherwise ("Sale Agreement"), any Naked S.A.R. granted pursuant to paragraph (a) of this Section 4 shall be deemed to be exercised on the date when the disposition of assets or stock contemplated by that agreement is consummated (the "Closing Date") or on the date that the Naked S.A.R. is otherwise terminated in accordance with its provisions or the provisions of this S.A.R. Plan, whichever occurs first; provided, however, that no Naked S.A.R. shall be deemed exercised under this paragraph (d) on account of any agreement to dispose of all or substantially all of the assets or stock of the Corporation by means of a sale, merger or other reorganization, liquidation or otherwise where the shareowners of the Corporation immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity, whether the Corporation or some other entity, immediately after the consummation of the transaction. In the event the transaction contemplated by the Sale Agreement is not consummated, but rather is terminated, cancelled or expires, the Naked S.A.R.'s granted pursuant to paragraph "a" of this Section 4 shall thereafter be treated as if the Sale Agreement had never been entered into.


     Section 5. Termination of Employment. If a person who has received rights under this S.A.R. Plan ("Grantee") should cease to be employed by the Corporation or the Subsidiaries, or a corporation assuming the Corporation's obligations under this S.A.R. Plan ("Successor") for any reason other than death or disability, his or her S.A.R.'s and Naked S.A.R.'s shall immediately terminate.

     Section 6. Rights Upon Disability. If a Grantee becomes disabled within the meaning of Section 22(e)(3) of the Code while employed by the Corporation or the Subsidiaries or a Successor, his or her S.A.R.'s and Naked S.A.R.'s shall be deemed exercised on the date of termination of employment.

     Section 7. Rights Upon Death. If a Grantee dies while employed by, or while an outside director of, the Corporation or the Subsidiaries or a Successor, his or her S.A.R.'s and Naked S.A.R.'s shall be deemed exercised on the date of death.

                                    PLAN IV

                                  INRAD, INC.
                             PERFORMANCE SHARE PLAN

Section 1. Purpose. The purpose of this Inrad, Inc. Performance Share Plan ("Performance Plan") is to promote the growth and general prosperity of the Corporation and the Subsidiaries by permitting the Corporation to grant Performance Shares to help attract and retain superior personnel for positions of substantial responsibility with the Corporation and the Subsidiaries and to provide key employees with an additional incentive to contribute to the success of the Corporation and the Subsidiaries. This Performance Plan is Part IV of the Corporation's Key Employee Compensation Program ("Program").

Section 2. Terms
and Conditions. The Program Administrators may grant performance shares to any employee eligible under Section 4 of the General Provisions. Each performance share grant shall confer upon the recipient thereof the right to receive a specified number of shares of Common Stock of the Corporation contingent upon the achievement of specified performance objectives within a specified period ("Performance Shares"). The Program Administrators shall specify the performance objectives and the period of duration of the performance share grant at the time that such Performance Share is granted. Any Performance Shares granted under this Plan shall constitute an unfunded promise to make future payments to the affected employee upon the completion of specified conditions. The grant of an opportunity to receive performance shares shall not entitle the affected employee to any rights to specific funds or assets of the Corporation or the Subsidiaries.

     Section 3. Cash in Lieu of Stock. In lieu of some or all of the Performance Shares earned by achievement of the specified performance objectives within the specified period, the Program Administrators may distribute cash in an amount equal to the fair market value of the Common Stock as of the date of the most recently prepared financial statement of the Corporation available at the time that the employee achieves the performance objective within the specified period. Such fair market value shall be determined in accordance with Section 4 of the Incentive Plan, on the business day next preceding the date of payment.

Section 4. Performance Objective Period. The duration of the period within which to achieve the performance objectives is to be determined by the Program Administrators. The period may not be less than one year nor more than five years from the date that the performance share is granted. The Program Administrators shall determine whether performance objectives have been met with respect to each applicable performance objective period. Such determination shall be made promptly after the end of each applicable performance objective period, but in no event later than 2 1/2 months after the end of each applicable performance objective period. Neither Common Stock nor cash shall be delivered to any participant pursuant to the Performance Plan until such determination is made.

     Section 5. Performance Share Rights Upon Termination of Employment for Any Reason. If a participating employee dies or otherwise terminates service with the Corporation or the Subsidiaries or a Successor for any reason, with or without cause, which shall include death and disability, prior to the expiration of the performance objective period, any Performance Shares granted to him during that period shall terminate automatically.